UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) - May 21, 2014

IEC ELECTRONICS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-6508    13-3458955
(Commission File Number)    (IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513
(Address of principal executive offices)(Zip code )

(315) 331-7742
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1    Registrant’s Business and Operations
Item 1.02    Termination of a Material Definitive Agreement

As previously reported, IEC Electronics Corp. (the “Company”) entered into an engagement letter (the “Insero Agreement”), dated December 28, 2011 with Insero & Company CPAs, P.C. (“Insero”), pursuant to which Vincent A. Leo, a principal and shareholder of Insero, served as Interim Chief Financial Officer of the Company starting January 2, 2012. A copy of the Insero Agreement was attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on December 28, 2011. On May 25, 2012, the Insero Agreement was amended to extend the arrangements with Insero and Mr. Leo was appointed Chief Financial Officer of the Company. A copy of the amendment was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 30, 2012. In connection with the appointment of a new chief financial officer as described in Item 5.02 below, effective as of June 1, 2014 the arrangements with Insero to provide chief financial officer services to the Company pursuant to the Insero Agreement have been terminated.

Section 5    Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 21, 2014, the Board of Directors of the Company appointed Michael T. Williams to serve as Chief Financial Officer of the Company in addition to his prior role as Vice President, Finance, effective June 1, 2014. He has served as Vice President, Finance since February 8, 2014. Descriptions of Mr. Williams’ business experience and compensatory arrangements are contained in the Company’s Current Report on Form 8-K filed February 11, 2014, incorporated herein by reference.
In connection with Mr. Williams’ appointment, on May 21, 2014, the Board of Directors of the Company approved termination of the Insero contractual arrangements, described in Item 1.02 above, pursuant to which Vincent A. Leo served as Chief Financial Officer of the Company, and Mr. Leo will return to Insero.
Section 7    Regulation FD
Item 7.01     Regulation FD Disclosure

On May 23, 2014, the Company issued a press release announcing the management changes described above. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Section 9    Financial Information and Exhibits
Item 9.01    Financial Statements and Exhibits

(d)    Exhibits.

Exhibit 99.1    Press Release issued by the Company on May 23, 2014

The information in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC Electronics Corp.
(Registrant)

Date: May 23, 2014	By:	/s/ W. Barry Gilbert
W. Barry Gilbert
Chief Executive Officer